Exhibit 10.1

EXTENSION AGREEMENT AND SIXTH AMENDMENT TO CREDIT AGREEMENT

This EXTENSION AGREEMENT AND SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Extension Agreement and Amendment”) is entered into effective as of October 23, 2015 (the “Effective Date”), among ENBRIDGE ENERGY PARTNERS, L.P., a Delaware limited partnership, as borrower (the “Borrower”), each Person designated on the signature pages hereto as an “Extending Lender” (collectively, the “Extending Lenders”) (each Lender that is not an Extending Lender is herein referred to as a “Non-Extending Lender” and collectively, the “Non-Extending Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, and the Administrative Agent are parties to that certain Credit Agreement dated as of September 26, 2011 (as amended by that certain First Amendment to Credit Agreement, effective as of September 30, 2011, that certain Extension Agreement and Second Amendment to Credit Agreement, effective as of September 26, 2012, that certain Extension Agreement and Third Amendment to Credit Agreement, effective as of October 28, 2013, that certain Fourth Amendment to Credit Agreement, effective as of December 23, 2013, and that certain Extension Agreement and Fifth Amendment to Credit Agreement, effective as of October 6, 2014, and as further amended, restated, or otherwise modified from time to time, the “Credit Agreement”).

WHEREAS, pursuant to the Extension Agreement and Second Amendment, the Scheduled Maturity Date for all Lenders was extended to September 26, 2017; and pursuant to the Extension Agreement and Third Amendment, the Scheduled Maturity Date for all Lenders was extended to September 26, 2018 and the Aggregate Commitments were reduced to $1,975,000,000, and pursuant to the Extension Agreement and Fifth Amendment, the Scheduled Maturity Date for certain Lenders was extended to September 26, 2019.

WHEREAS, Borrower has requested that the Scheduled Maturity Date be extended from September 26, 2019 to September 26, 2020 pursuant to Section 2.14 of the Credit Agreement (the “Extension”), and has also requested that Section 2.02(e) the Credit Agreement be amended to increase the maximum number of Interest Periods in effect with respect to Committed Loans.

WHEREAS, subject to the terms and conditions set forth herein, the undersigned Extending Lenders are willing to agree to the Extension, and the parties hereto are willing to agree to amend the Credit Agreement as set forth in Sections 2 and 3 below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.       Definitions. Unless otherwise defined in this Extension Agreement and Amendment, terms used in this Extension Agreement and Amendment which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement. The interpretive provisions set forth in Section 1.02 of the Credit Agreement shall apply to this Extension Agreement and Amendment.

SECTION 2.       Extension of Scheduled Maturity Date. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, effective as of the Effective Date:

(a)          Consent; Extension Effective Date. (i) Each Extending Lender hereby consents to the Extension, and (ii) the Scheduled Maturity Date with respect to each Extending Lender is September 26, 2020. Each Non-Extending Lender’s (other than UBS AG, Stamford Branch (“UBS”)) existing Scheduled Maturity Date, September 26, 2019, and UBS’ existing Scheduled Maturity Date of September 26, 2018, shall each remain in effect.

(b)          Notice and Certificate Requirements. The parties hereto agree that (i) the time period with respect to notice of request for extension and the 15 day Lender notice requirement set forth in Section 2.14(a) of the Credit Agreement is hereby waived and shall not be applicable to the Extension, and (ii) the certification by the Borrower required by Section 2.14(b) of the Credit Agreement is hereby satisfied by the Borrower’s execution and delivery of this Extension Agreement and Amendment.

SECTION 3.       Amendments to the Credit Agreement. The Credit Agreement is amended as follows, effective as of the Effective Date.

(a)          Amendment to the Cover Page of the Credit Agreement. The cover page of the Credit Agreement is amended and restated in its entirety as set forth on Annex A hereto.

(b)          Amendments to Section 1.01 (Definitions).

(i)	The definition of “Anti-Corruption Laws” is hereby added in Section 1.01 of the Credit Agreement as follows:

“Anti-Corruption Laws” has the meaning specified in Section 5.15.

(i)	The definition of “Arrangers” in Section 1.01 of the Credit Agreement is amended and restated in its entirety as follows:

“Arranger” means either Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Bank, Ltd. or RBC Capital Markets, in their respective capacities as co-arrangers and joint bookrunners. As used herein, the term “Arranger” shall mean “each Arranger” or the “applicable Arranger” as the context may require.

(ii)	The definition of “Federal Funds Rate” in Section 1.01 of the Credit Agreement is amended and restated in its entirety as follows:

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

(c)          Amendment to Section 2.02(a) (Borrowings, Conversions and Continuations of Committed Loans.). The first sentence of Section 2.02(a) of the Credit Agreement is amended and restated in its entirety as follows:

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“Each Borrowing (other than an L/C Borrowing), each conversion of Committed Loans from one Type to the other, and each continuation of Committed Loans as the same Type shall be made upon the relevant Borrower’s irrevocable notice to the Administrative Agent, which may be given by (A) telephone or (b) a Loan Notice: provided that any telephonic notice must be confirmed immediately by delivery to the Administrative Agent of a Loan Notice.”

(d)          Amendment to Section 2.02(e) (Borrowings, Conversions and Continuations of Committed Loans.). Section 2.02(e) of the Credit Agreement is amended and restated in its entirety as follows:

“(e)        After giving effect to all Borrowings, all conversions of Committed Loans from one Type to the other, and all continuations of Committed Loans as the same Type, there shall not be more than 20 Interest Periods in effect with respect to Committed Loans.”

(e)          Amendment to Section 2.05(a) (Prepayments.). The first sentence of Section 2.05(a) of the Credit Agreement is amended and restated in its entirety as follows:

“The Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Committed Loans, in whole or in part without premium or penalty; provided that (i) such notice must be in the form of Exhibit F or another form acceptable to the Administrative Agent and be received by the Administrative Agent not later than 11:00 a.m., New York time, (A) three Business Days prior to any date of prepayment of Eurodollar Rate Loans, and (B) one Business Day prior to any date of prepayment of Base Rate Loans; (ii) any prepayment of Fixed Period Eurodollar Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof; and (iii) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof.”

(f)          Addition of a New Section 5.15 (Anti-Corruption Laws). The Credit Agreement is amended to add a new Section 5.15 as follows:

“5.15 Anti-Corruption Laws. The Borrower and its Subsidiaries are in compliance, in all material respects, with (i) the United States Foreign Corrupt Practices Act of 1977, as applicable to them, and (ii) other similar anti-corruption legislation in other jurisdictions in which they maintain assets or actively engage in business, which are applicable to them (collectively, the Laws referred to in the preceding clauses (i) and (ii), the “Anti-Corruption Laws”) and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.”

(g)          Addition of a New Section 6.12 (Anti-Corruption Laws). The Credit Agreement is amended to add a new Section 6.12 as follows:

“6.12    Anti-Corruption Laws. Comply in all material respects with the Anti-Corruption Laws applicable to it.

(h)          Addition of a New Section 7.13 (Anti-Corruption Laws). The Credit Agreement is amended to add a new Section 7.13 as follows:

“7.13    Anti-Corruption Laws. Use the proceeds of any Credit Extension in furtherance of an offer, payment, promise to pay, or authorization of payment or giving of money, or anything else of value by the Borrower or any of its Subsidiaries which is in violation of any Anti-Corruption Laws applicable to it.”

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(i)          Addition of a New Exhibit F (Notice of Loan Prepayment) to the Credit Agreement. The Credit Agreement shall be amended to add a new Exhibit F in the form of Annex B attached hereto.

SECTION 4.       Conditions to Effectiveness. This Extension Agreement and Amendment shall be effective as of the Effective Date, provided that the Administrative Agent shall have received:

(a)          Counterparts of this Extension Agreement and Amendment executed by the Borrower and Required Lenders (which may be by telecopy or other electronic transmission),

(b)          A certificate of a Responsible Officer of the Borrower,

(i)	certifying as to the incumbency and specimen signature of the Responsible Officer who executes this Extension Agreement and Amendment,

(ii)	certifying (1) that attached to such certificate is a true and complete copy of each of the certificate of limited partnership and limited partnership agreement of Borrower, neither of which have been further amended or modified, and each of which remains in full force and effect, and (2) that attached to such certificate is a are true and complete copy of each of the certificate of formation and limited liability company agreement of the Delegate, neither of which have been amended or modified and remain in full force and effect,

(iii)	certifying that attached to such certificate is a true and complete copy of the resolutions adopted by the board of directors of the Delegate that authorize the extension of the Scheduled Maturity Date as herein set forth and such resolutions have not been amended, modified, revoked or rescinded and remain in full force and effect,

(iv)	certifying that the Delegation of Control Agreement among the Borrower, Enbridge Management, and Enbridge Energy Company, Inc. dated as of October 17, 2002 and the amendment thereto dated February 21, 2005 attached as Annex E to the Corporate Secretary’s Certificate dated September 26, 2011 delivered by the Delegate in connection with the closing of the Credit Agreement, have not been amended or modified and remain in full force and effect, and

(c)          Fees, for the account of each Extending Lender, in an amount agreed to be paid by the Borrower pursuant to the letter addressed to the Administrative Agent executed by the Borrower dated September 21, 2015 requesting the Extension and the amendment set forth in Section 3 above.

SECTION 5.       Representations and Warranties. As a material inducement to the Administrative Agent and the Extending Lenders to execute and deliver this Extension Agreement and Amendment, the Borrower represents and warrants to the Extending Lenders that as of the Effective Date, both immediately before and after giving effect to this Extension Agreement and Amendment, that:

(a)          This Extension Agreement and Amendment has been duly authorized, executed, and delivered by the Borrower and the Credit Agreement as amended hereby constitutes its legal, valid, and binding obligations enforceable against it in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, and similar laws affecting creditors’ rights generally and to general principles of equity).

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(b)          The representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects on and as of the Effective Date, after giving effect to this Extension Agreement and Amendment, except to the extent such representations and warranties relate solely to an earlier date, in which case, they shall be true and correct as of such date.

(c)          As of the date hereof, at the time of and immediately after giving effect to this Extension Agreement and Amendment, no Default or Event of Default has occurred and is continuing.

(d)          No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is required to be obtained or made by the Borrower by any material statutory law or regulation applicable to it as a condition to the execution, delivery or performance by, or enforcement against, the Borrower of this Extension Agreement and Amendment or the extension of the Scheduled Maturity Date provided for herein. The execution, delivery, and performance by the Borrower of this Extension Agreement and Amendment has been duly authorized by all necessary corporate or other organizational action, and does not and will not (i) violate the terms of any of the Borrower’s Organization Documents, (ii) result in any breach of, constitute a default under, or require pursuant to the express provisions thereof, the creation of any consensual Lien on the properties of the Borrower under, any Contractual Obligation to which the Borrower is a party or any order, injunction, writ or decree of any Governmental Authority to which the Borrower or its property is subject, or (iii) violate any Law, in each case with respect to the preceding clauses (i) through (iii), which would reasonably be expected to have a Material Adverse Effect.

SECTION 6.       Effect; Affirmation and Ratification of Loan Documents. This Extension Agreement and Amendment (a) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or of any of the instruments or agreements referred to therein and does not constitute a waiver of compliance or consent to noncompliance by the Borrower with respect to the terms, provisions, conditions and covenants of the Credit Agreement and (b) shall not prejudice any right or rights which the Administrative Agent or the Lenders may now have under or in connection with the Credit Agreement, as amended by this Extension Agreement and Amendment. Except as otherwise expressly provided by this Extension Agreement and Amendment, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents shall remain the same, including, without limitation, all of the Borrower’s obligations and covenants under each Loan Document. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, and the other Loan Documents, from and after the Effective Date, shall continue in full force and effect and are hereby ratified and confirmed in all respects, and that this Extension Agreement and Amendment and such Credit Agreement shall be read and construed as one instrument. The Borrower represents and acknowledges that it has no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of its obligations thereunder. From and after the Effective Date, each reference in the Credit Agreement, including the schedules and exhibits thereto and the other documents delivered in connection therewith, to the “Credit Agreement,” “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby, respectively.

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SECTION 7.       Miscellaneous. This Extension Agreement and Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York and applicable federal law. The captions in this Extension Agreement and Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Extension Agreement and Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Extension Agreement and Amendment, it shall not be necessary to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Extension Agreement and Amendment by facsimile or in electronic form shall be effective as the delivery of a manually executed counterpart. This Extension Agreement and Amendment shall be a “Loan Document” as defined in the Credit Agreement.

SECTION 8.       Entire Agreement. THE CREDIT AGREEMENT (AS AMENDED BY THIS EXTENSION AGREEMENT AND AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have caused this Extension Agreement and Amendment to be duly executed and delivered by their proper and duly authorized officers effective as of the date and year first above written.

ENBRIDGE ENERGY PARTNERS, L.P.,
a Delaware limited partnership, as Borrower

By:	ENBRIDGE ENERGY MANAGEMENT,
L.L.C., as delegate of Enbridge Energy Company, Inc., its General Partner

	By:	/s/ STEPHEN J. NEYLAND
Name: Stephen J. Neyland
Title: Vice President - Finance

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BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ JAMES K.G. CAMPBELL
Name: James K.G. Campbell
Title: Director

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BANK OF AMERICA, N.A., as an Extending Lender, a L/C Issuer and Swing Line Lender

By:	/s/ JAMES K.G. CAMPBELL
Name: James K.G. Campbell
Title: Director

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ROYAL BANK OF CANADA, as an Extending Lender and an L/C Issuer

By:		/s/ TIM VANDEGRIEND
	Name:	Tim VandeGriend
	Title:	Authorized Signatory

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EXPORT DEVELOPMENT CANADA, as an Extending Lender

By:	/s/ HIVDA MORISSETTE
Name: Hivda Morissette
Title: Asset Manager

By:	/s/ VICTOR SAMUEL
Name: Victor Samuel
Title: Asset Manager

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WELLS FARGO BANK, N.A., as an Extending Lender

By:	/s/ JEFFREY COBB
Name: Jeffrey Cobb
Title: Vice President

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MIZUHO BANK, LTD., as an Extending Lender

By:	/s/ ROB MACKINNON
Name: Rob Mackinnon
Title: Senior Vice President, Canada Branch

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SUMITOMO MITSUI BANKING CORPORATION, as an Extending Lender

By:	/s/ JAMES D. WEINSTEIN
Name: James D. Weinstein
Title: Managing Director

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MORGAN STANLEY BANK, N.A., as an Extending Lender

By:	/s/ MICHAEL KING
Name: Michael King
Title: Authorized Signatory

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THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as an Extending Lender

By:	/s/ STEPHEN W. WARFEL
Name: Stephen W. Warfel
Title: Managing Director

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BNP PARIBAS, as an Extending Lender

By:	/s/ CLAUDIA ZARATE
Name: Claudia Zarate
Title: Director

By:	/s/ NICOLAS ANBERREE
Name: Nicolas Anberree
Title: Vice President

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DNB CAPITAL LLC, as an Extending Lender

By:	/s/ ROBERT DUPREE
Name: Robert Dupree
Title: Senior Vice President

By:	/s/ JOE HYKLE
Name: Joe Hykle
Title: Senior Vice President

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JPMORGAN CHASE BANK, N.A., as an Extending Lender

By:	/s/ JUAN JAVELLANA
Name: Juan Javellana
Title: Executive Director

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CITIBANK, N.A., as an Extending Lender

By:	/s/ PETER KARDOS
Name: Peter Kardos
Title: VP

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DEUTSCHE BANK AG NEW YORK BRANCH, as an Extending Lender

By:	/s/ MING K. CHU
Name: Ming K. Chu
Title: Vice President

By:	/s/ JOHN S. MCGILL
Name: John S. McGill
Title: Director

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Annex A

EXECUTION VERSION

Published CUSIP Number: 29250HAG3

CREDIT AGREEMENT

Dated as of September 26, 2011

among

ENBRIDGE ENERGY PARTNERS, L.P.,

as Borrower,

BANK OF AMERICA, N.A.,

as Administrative Agent,

Swing Line Lender

and

an L/C Issuer,

ROYAL BANK OF CANADA,

as an L/C Issuer

and

The Lenders Party Hereto

ROYAL BANK OF CANADA,

Syndication Agent

MORGAN STANLEY BANK, N.A.,

CITIBANK, N.A.

and

MIZUHO BANK, LTD.,

Co-Documentation Agents

BANK OF AMERICA MERRILL LYNCH,

MIZUHO BANK, LTD.

and

RBC CAPITAL MARKETS

Joint Lead Arrangers and Joint Bookrunners

Annex B

EXHIBIT F

NOTICE OF LOAN PREPAYMENT

TO:	Bank of America, N.A., as [Administrative Agent][Swingline Lender]

RE:	Credit Agreement, dated as of September 26, 2011, by and among Enbridge Energy Partners, L.P., a Delaware limited partnership (the “Borrower”), the Lenders and Bank of America, N.A., as Administrative Agent, Swingline Lender and an L/C Issuer (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement)

DATE:	[Date]

The Borrower hereby notifies the Administrative Agent that on _____________1 pursuant to the terms of Section 2.05 (Prepayments) of the Credit Agreement, the Borrower intends to prepay/repay the following Loans as more specifically set forth below:

☐  Optional prepayment of Committed Loans in the following amount(s):

☐  Eurodollar Rate Loans: $___________2

Applicable Interest Period:______________

☐  Base Rate Loans: $_____________3

☐  Optional prepayment of Swing Line Loans in the following amount:

$_______________4

Delivery of an executed counterpart of a signature page of this notice by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this notice.

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1 Specify date of such prepayment.

2 Any prepayment of Eurodollar Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof (or if less, the entire principal amount thereof outstanding).

3 Any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof (or if less, the entire principal amount thereof outstanding).

4 Any prepayment of Swingline Loans shall be in a principal amount of $100,000 or a whole multiple of $100,000 in excess thereof (or if less, the entire principal amount thereof outstanding).

ENBRIDGE ENERGY PARTNERS, L.P.

By:	ENBRIDGE ENERGY MANAGEMENT, L.L.C.,
as delegate of Enbridge Energy Company, Inc., its General Partner

By:
Name:
Title: